Exhibit 99.1

K2M Group Holdings, Inc. Announces Pricing of Private Offering of $50 Million Aggregate Principal Amount of 4.125% Convertible Senior Notes due 2036

LEESBURG, VA., August 8, 2016 - K2M Group Holdings, Inc. (Nasdaq: KTWO) (“K2M” or the “Company”) today announced the pricing of a private offering of $50 million aggregate principal amount of 4.125% Convertible Senior Notes due 2036 (the “Notes”), to be sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The offering is expected to close on August 11, 2016, subject to customary closing conditions.

The Notes will pay interest semi-annually in cash on February 15 and August 15 at a rate of 4.125% per year, commencing February 15, 2017. The Notes will mature on August 15, 2036. Unless all outstanding Notes have been previously called for redemption, noteholders will have the option to require K2M to repurchase their Notes on each of August 15, 2021, August 15, 2026 and August 15, 2031, at a cash repurchase price equal to the principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any. In addition, K2M will have the option to redeem the Notes at any time on or after August 15, 2021 at a cash redemption price equal to the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any.

Prior to February 15, 2036, the Notes will be convertible only upon the occurrence of certain events and during certain periods and, thereafter, at any time until the second scheduled trading day immediately preceding the maturity date of the Notes. The Notes will be convertible based on an initial conversion rate of 45.7603 shares of K2M common stock per $1,000 principal amount of the Notes, which is equivalent to an initial conversion price of approximately $21.85, which represents an approximately 30% conversion premium to the last reported sale price of $16.81 per share of K2M common stock on The NASDAQ Global Select Market on August 5, 2016. In addition, following certain corporate transactions that occur on or before August 15, 2021, K2M will, in certain circumstances, increase the conversion rate for a specified period of time. Upon conversion, K2M will satisfy its conversion obligation by paying or delivering, at its election, cash, shares of its common stock or a combination of cash and shares of its common stock, as applicable.
K2M estimates that the net proceeds from the offering of Notes will be approximately $47.0 million, after deducting the initial purchaser’s discount and the estimated offering expenses payable by K2M. K2M expects to use the net proceeds of this offering to repay approximately $19.5 million of borrowings under its revolving credit facility and the remaining net proceeds for general corporate purposes, which may include working capital and purchasing inventory.
The offer and sale of the Notes and any shares of K2M’s common stock issuable upon conversion of the Notes have not been registered under the Securities Act, or any state securities law, and the Notes and such shares may not be offered or sold in the United States or to any U.S. persons absent registration under, or pursuant to an exemption from, or in a transaction not subject to, the Securities Act and applicable state securities laws.
This press release does not constitute an offer to sell or a solicitation of an offer to buy the Notes or any shares of K2M’s common stock issuable upon conversion of the Notes, nor shall there be any offer, solicitation or sale of any Notes or any shares of K2M’s common stock issuable upon conversion of the Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful.
About K2M Group Holdings, Inc.

K2M Group Holdings, Inc. is a global medical device company focused on designing, developing and commercializing innovative complex spine and minimally invasive spine technologies and techniques used by spine surgeons to treat some of the most difficult and challenging spinal pathologies.

Forward-Looking Statements
This press release contains forward-looking statements that reflect current views with respect to, among other things, operations, financial performance, the offering of the Notes and the expected use of proceeds therefrom. Forward-looking statements include all statements that are not historical facts such as our statements about the expected closing of the offering and our expected use of proceeds. In some cases, you can identify these forward-looking statements by the use of words such as "“outlook,” “guidance,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,”

Exhibit 99.1

“seeks,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties including, among other things: our ability to achieve or sustain profitability; our ability to successfully demonstrate the merits of our technologies; pricing pressure from our competitors, hospitals and changes in third-party coverage and reimbursement; competition and our ability to develop and commercialize new products; aggregation of hospital purchasing from collaboration and consolidation; hospitals and other healthcare providers may be unable to obtain adequate coverage and reimbursement for procedures performed using our products; the safety and efficacy of our products is not yet supported by long-term clinical data; our dependence on a limited number of third-party suppliers; our ability to maintain and expand our network of direct sales employees, independent sales agencies and international distributors and their level of sales or distribution activity with respect our products; the proliferation of physician-owned distributorships; concentration of sales from a limited number of spinal systems or products that incorporate these technologies; loss of the services of key members of our senior management, consultants or personnel; ability to enhance our product offerings through our research and development efforts; failure to properly manage our anticipated growth; acquisitions of or investments in new or complementary businesses, products or technologies; ability to train surgeons on the safe and appropriate use of our products; requirements to maintain high levels of inventory; impairment of our goodwill or intangible assets; disruptions in our information technology systems; any disruption or delays in operations at our facilities, including our new headquarter facility; or an ability to ship a sufficient number of our products to meet demand; ability to strengthen our brand; fluctuations in insurance cost and availability; extensive governmental regulation; in the United States and foreign jurisdictions; failure to obtain or maintain regulatory approvals and clearances; requirements for new 510(k) clearances, premarket approvals or new or amended CE Certificates of Conformity; medical device reporting regulations in the United States and foreign jurisdictions; voluntary corrective actions by us or our distribution or other business partners or agency enforcement actions; a recall of our products; withdrawal or restrictions on our products or the discovery of serious safety issues with our products; possible enforcement action if we engage in improper marketing or promotion of our products; the misuse or off-label use of our products; delays or failures in any future clinical trials; the results of clinical trials; procurement and use of allograft bone tissue; environmental laws and regulations; compliance by us or our sales representatives with FDA regulations or fraud and abuse laws; U.S. legislative or regulatory healthcare reforms; medical device tax provisions in the healthcare reform laws; our need to generate significant sales to become profitable; potential fluctuations in sales volumes and our results of operations may fluctuate over the course of the year; uncertainty in our future capital needs; failure to comply with restrictions in our revolving credit facility; continuing worldwide economic instability; our inability to protect our intellectual property rights; our reliance on patent rights that we either license from others or have obtained through assignments; our patent litigation; the outcome of potential claims that we, our employees, our independent sales agencies or our distributors have wrongfully used or disclosed alleged trade secrets or are in breach of non-competition or non-solicitation agreements with our competitors; potential product liability lawsuits; operating risks relating to our international operations; foreign currency fluctuations; our ability to comply with the Foreign Corrupt Practices Act and similar laws associated with our activities outside the United States; possible conflicts of interest with our large shareholders; increased costs and additional regulations and requirements as a result of becoming a public company; our ability to implement and maintain effective internal control over financial reporting in the future; the potential impact of any future acquisitions, mergers, dispositions, joint ventures, investments or other strategic transactions we may make; and other risks and uncertainties, including those described under the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and our filings with the SEC.
We operate in a very competitive and challenging environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this release. We cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events or circumstances could differ materially from those described in the forward-looking statements.
The forward-looking statements made in this press release relate only to events as of the date on which the statements are made. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements.

Exhibit 99.1

CONTACT: Investor Contact:

Westwicke Partners on behalf of K2M Group Holdings, Inc.
Mike Piccinino, CFA
443-213-0500
K2M@westwicke.com

3